UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 23, 2012, Carbonite, Inc. (the “Company”) filed a Current Report on Form 8-K furnishing the investor presentation slides attached as Exhibit 99.1 thereto (the “Slides”). This Amendment to Current Report on Form 8-K (the “Amended Form 8-K”) is filed in order to furnish a corrected version of Slides, which are attached as Exhibit 99.1 to this Amended Form 8-K and which the Company may use from time to time in conversations with investors and analysts. The corrected Slides will also be posted on the investor relations portion of the Company’s website.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits

(d) Exhibits.

99.1 Investor Presentation Slides dated February 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on February 27, 2012.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	General Counsel and Secretary